UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2010

NGAS Resources, Inc.
(Exact name of registrant as specified in its charter)

Province of British Columbia	0-12185	Not Applicable
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

120 Prosperous Place, Suite 201
Lexington, Kentucky	40509-1844
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (859) 263-3948

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 1.01            Entry into a Material Definitive Agreement

Arrangement Agreement and Plan of Arrangement

On December 23, 2010, NGAS Resources, Inc., a British Columbia corporation (the “Company”), entered into an Arrangement Agreement (the “Arrangement Agreement”) with Magnum Hunter Resources Corporation, a Delaware corporation (“Magnum Hunter”), providing for the acquisition of the Company by Magnum Hunter in an all-stock transaction.

Under the terms of the Arrangement Agreement, each common share of the Company will be transferred to Magnum Hunter for the right to receive 0.0846 of a share of Magnum Hunter common stock. The exchange ratio for the transaction, which will not be adjusted for subsequent changes in market prices, was established based on an intra-day price of $6.50 for Magnum Hunter stock, representing a value to the Company's shareholders of $0.55 per share, a 41% premium to the Company's closing price on December 23, 2010.

The Company and Magnum Hunter have made representations and warranties and covenants in the Arrangement Agreement, including covenants that (i)  the Company may not solicit alternative transactions, (ii) the Company will use reasonable best efforts to extend the deadline for completing a qualifying transaction under its previously reported credit agreement waiver and amendment from March 31 to April 15, 2011 (the “Extension Date”), and (iii) each party will use reasonable commercial efforts to cause the transaction to be consummated by March 31, 2011 or the Extension Date.  The transaction will be implemented by way of a court-approved plan of arrangement under the laws of British Columbia, where the Company is organized.

The consummation of the transaction is subject to certain closing conditions including, among other things, (i) receipt of Canadian court approval and the affirmative vote of two-thirds of the votes cast by the holders of common stock of the Company; (ii) the full payment by Magnum Hunter of the Company's 6% amortizing convertible notes that have not been converted before the closing; (iii) the full payment of all outstanding amounts owed by the Company under its  credit agreement, (iv) entry into an agreement with Seminole Energy Services, LLC (“Seminole”), on substantially the terms set forth in a letter of intent among Magnum Hunter, a subsidiary of the Company and Seminole, to restructure the Company's gas transportation arrangements with Seminole  and (v) the absence of injunctions or restraints imposed by governmental entities.  The consummation of the transaction is also conditioned on the reduction in change of control severance benefits by the Company’s executive officers and the payment of Magnum Hunter common stock instead of cash in satisfaction of the reduced severance benefits.

The Arrangement Agreement contains certain customary termination rights for both the Company and Magnum Hunter, including a termination right for either party if the transaction is not consummated by March 31, 2011 or the Extension Date.  In addition, upon termination of the Arrangement Agreement under specified circumstances, including a change in the recommendation of the Company’s board of directors, the Company will owe Magnum Hunter a cash termination fee equal to $4 million.  Upon any termination of the Arrangement Agreement because the Company shareholders do not approve the transaction, the Company will owe Magnum Hunter reimbursement of its expenses not to exceed $4 million.

Concurrently, and in connection with entering into the Arrangement Agreement, certain shareholders of the Company entered into support agreements (the “Support Agreements”) with Magnum Hunter pursuant to which, subject to the conditions set forth therein, the shareholders agree (i) to vote all voting securities of the Company beneficially owned by them in favor of the approval and adoption of the Arrangement Agreement and the transactions contemplated therein and (ii) to support actions necessary to consummate the Arrangement Agreement.

The foregoing summary of the Arrangement Agreement and the Support Agreement and the transactions contemplated thereby does not purport to be complete.  Additionally, the foregoing summary of the Arrangement Agreement is subject to, and qualified in its entirety by, the full text of the Arrangement Agreement, which is attached as Exhibit 2.1 and incorporated herein by reference, and the foregoing summary of the Support Agreements is subject to, and qualified in its entirety by, the full text of the Support Agreements, a form of which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Amendments to the Long-Term Incentive Agreements and Change of Control Agreements

On December 23, 2010, the Company entered into separate Amendments (the “Amendments”) to its Long-Term Incentive Agreements and its Change of Control Agreements (the “Agreements”) with each of its executive officers.  The Amendments provide that all payments and benefits under the Agreements shall be in full compliance with Section 409A of the Internal Revenue Code of 1986.

The foregoing summary of the Amendments does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendments, forms of which are attached as Exhibit 10.2 and Exhibit 10.3 and incorporated herein by reference.

Item 8.01            Other Events.

On December 27, 2010, the Company issued a press release announcing the execution of the Arrangement Agreement.  A copy of the press release is attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 8.01, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Forward-Looking Statements

Except for historical information contained herein, the statements in this release are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and may involve a number of risks and uncertainties. Forward-looking statements are based on information available to management at the time, and such forward-looking statements involve judgments. Such forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; the benefits of such transaction and its impact on NGAS Resources’ business; the oversupply of, or lack of demand for, NGAS Resources’ production; various events which could disrupt NGAS Resources’ drilling schedule or operations; any projections of economic prospects, earnings, revenues or other financial items; any statements regarding the plans, strategies and objectives of management for future operations; any statements of expectation or belief; any statements regarding general industry conditions and competition; any statements regarding economic conditions, such as interest rate, commodity prices and currency exchange rate fluctuations; any statements regarding timing of development or potential expansion or improvements; any statements regarding quantity or magnitude of oil and gas reserves; and any statements of assumptions underlying any of the foregoing. In addition, if and when the transaction is consummated, there will be risks and uncertainties related to Magnum Hunter’s ability to successfully integrate the operations and employees of Magnum Hunter and NGAS Resources as well as the ability to ensure continued performance or market growth of NGAS Resources’ oil and natural gas production. Forward-looking statements include expressions such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will,” and similar terms and expressions. These forward-looking statements are made based on expectations and beliefs concerning future events affecting the company and are subject to various risks, uncertainties and other factors relating to operations and business environment, all of which are difficult to predict and many of which are beyond management’s control, that could cause actual results to differ materially from estimated results expressed in or implied by these forward-looking statements. Such risks and uncertainties include, but are not limited to, the risks to both companies that the acquisition of the company will not be consummated; market demand for oil and natural gas as well as changes in pricing and costs; the availability of  labor, equipment and transportation; changes in weather, geologic conditions or oil or natural gas deposits; changes in economic conditions or financial markets; changes in prices for the company’s products or increases in input or extraction costs; changes in pricing and assumptions and projections concerning reserves in our drilling operations; changes in plans with respect to exploration, development projects or capital expenditures; litigation, legislative, health, environmental and other judicial, regulatory, political and competitive developments; changes in customer orders; pricing actions by our competitors, customers, suppliers and contractors; availability and costs of credit, surety bonds and letters of credit; technological and operational difficulties or inability to obtain permits encountered in connection with exploration and development activities; labor relations matters; and changing foreign exchange rates, all of which are described more fully in the company’s filings with the Securities and Exchange Commission and on EDGAR and SEDAR. Forward-looking statements made in this release, or elsewhere, speak only as of the date on which the statements were made. New risks and uncertainties arise from time to time, and it is impossible for management to predict these events or how they may affect anticipated results. All forward-looking statements are qualified in their entirety by this cautionary statement. In light of these risks and uncertainties, readers should keep in mind that any forward-looking statement made in this press release may not occur. The company has no duty or obligation to, and does not intend to, update or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors, except as may be required by law. Readers are cautioned not to place undue reliance on forward-looking statements.

No Offer or Solicitation.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	Arrangement Agreement, dated as of December 23, 2010, between the Company and Magnum Hunter Resources Corporation

10.1	Form of Support Agreement, dated as of December 23, 2010, between certain Company shareholders and Magnum Hunter Resources Corporation

10.2	Form of Amendment to Long-Term Incentive Agreement, dated as of December 23, 2010

10.3	Form of Change of Control Agreement, dated as of December 23, 2010

99.1	Press Release of the Company dated December 27, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NGAS RESOURCES, INC.

By:	/s/ William S. Daugherty
William S. Daugherty,
President and Chief Executive Officer
Date: December 27, 2010

EXHIBIT INDEX

Exhibit No.	Description
2.1	Arrangement Agreement, dated as of December 23, 2010, between the Company and Magnum Hunter Resources Corporation

10.1	Form of Support Agreement, dated as of December 23, 2010, between certain Company shareholders and Magnum Hunter Resources Corporation

10.2	Form of Amendment to Long-Term Incentive Agreement, dated as of December 23, 2010

10.3	Form of Change of Control Agreement, dated as of December 23, 2010

99.1	Press Release of the Company dated December 27, 2010